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                                                                  EXHIBIT 10.22


                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         This Amendment No. 1 to that Employment Agreement dated June 4, 1997 and effective as of June 1, 1997 (the "Agreement"), by and between Michael A. Harrelson ("Employee"), a resident of San Antonio, Texas, and Billing Concepts Corp., a Delaware corporation (the "Company"), whose principal executive offices are located in San Antonio, Texas, is effective this 10th day of August, 1998.

                              W I T N E S S E T H:

         WHEREAS, Employee and the Company desire to amend the Agreement by modifying Employee's monthly base salary as set forth in Section 3.1, Monthly Base Salary, of the Agreement;

         NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee and the Company hereby agree as follows:

         1. Section 3.1, Monthly Base Salary, of the Agreement is hereby amended in its entirety to read as follows:

            3.1 Monthly Base Salary. As compensation for the services to be rendered hereunder, the Company shall pay Employee a salary of $16,667.67 per month for a period of thirty-six (36) months. Such salary shall be payable in at least monthly installments during the term of this Agreement.

         2. The effective date of this change of such monthly base salary is August 10, 1998.

         3. All terms and conditions of the Agreement not specifically modified herein are hereby ratified and confirmed in their entirety.


         IN WITNESS WHEREOF, this Amendment No. 1 to the Agreement has been duly executed by Employee and the Company as of the day and year first above written.


                                       BILLING CONCEPTS CORP.



                                       By:      /s/ Parris H. Holmes, Jr.
                                         -----------------------------------
                                       Name:      Parris H. Holmes, Jr.
                                            --------------------------------
                                       Title:     Chairman & CEO
                                             -------------------------------




                                          /s/ Michael A. Harrelson
                                       -------------------------------------
                                       Michael A. Harrelson